FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

          This Fifth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of June 30, 2008, by and between COMERICA BANK (“Bank”) and SCIENTIFIC LEARNING CORPORATION (“Borrower”).

RECITALS

          Borrower and Bank are parties to that certain Loan and Security Agreement dated as of January 15, 2004, as amended from time to time including by that certain First Amendment to Loan and Security Agreement dated as of September 29, 2004, that certain Second Amendment to Loan and Security Agreement dated as of December 2, 2005, that certain Third Amendment to Loan and Security Agreement dated as of September 5, 2006 and that certain Fourth Amendment to Loan and Security Agreement dated as of June 5, 2007 (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

          NOW, THEREFORE, the parties agree as follows:

          1.        The following defined terms in Section 1.1 of the Agreement hereby are added, amended or restated as follows:

                    “Net Worth” means the sum of the capital stock, partnership interest or limited liability company interest of Borrower as determined in accordance with GAAP.

                    “Revolving Maturity Date” means July 1, 2009.

          2.       The number “1.50” in Section 6.8 of the Agreement is hereby replaced with the number “1.25”.

          3.       Section 6.9 of the Agreement is hereby amended and restated in its entirety to read as follows:

                    “6.9 Measured as of (i) the last day of each month if at least One Million Dollars ($1,000,000) of Advances are outstanding or (ii) the last day of each quarter if less than One Million Dollars ($1,000,000) of Advances are outstanding, a Net Worth greater than or equal to One Million Dollars ($1,000,000).”

          4.       Exhibit D to the Agreement is hereby replaced with Exhibit D attached hereto.

          5.       Until such time as Bank completes an audit of the Collateral to Bank’s satisfaction Borrower shall not be permitted to request and Bank shall not make Credit Extensions to Borrower in excess of Two Million Five Hundred Thousand Dollars ($2,500,000).

          6.        No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

          7.        Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

          8.       Borrower represents and warrants that the Representations and Warranties contained in the Agreement as qualified by the Schedule are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

          9.       As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

                              (a)       this Amendment, duly executed by Borrower;

                              (b)       a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

                              (c)       a signed Acknowledgement in the form attached hereto as Annex A;

                              (d)       an amendment fee in the amount of $2,500, which may be debited from any of Borrower’s accounts;

                              (e)       an renewal fee in the amount of $6,500, which may be debited from any of Borrower’s accounts;

                              (f)       all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

                              (g)       such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

          10.       This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

          IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

SCIENTIFIC LEARNING CORPORATION

By:

Title:

COMERICA BANK

By:

Title:

[Signature Page to Fifth Amendment to Loan & Security Agreement]

ANNEX A

COMERICA BANK MERGER ACKNOWLEDGMENT

          The undersigned is a party to certain documents, instruments and/or agreements (collectively, the “Documents”) with or between the undersigned and Comerica Bank, a Michigan banking corporation (the “Merged Bank”). The Merged Bank has been, or will be, merged with and into Comerica Bank, a Texas banking association (the “Surviving Bank”). The undersigned hereby acknowledges and agrees that any reference in the Documents to Comerica Bank, a Michigan banking corporation, shall mean Comerica Bank, a Texas banking association, as successor by merger to the Merged Bank.

June 30, 2008	SCIENTIFIC LEARNING CORPORATION

Title (if applicable)

Signature

Name

EXHIBIT D
COMPLIANCE CERTIFICATE

TO:	COMERICA BANK

FROM:	SCIENTIFIC LEARNING CORPORATION

          The undersigned authorized officer of SCIENTIFIC LEARNING CORPORATION hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof provided, however, that those representations and warranties the date expressly referring to another date shall be true, correct and complete in all material respects as of such date. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes (subject to year-end adjustments with the absence of footnotes).

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements	Monthly within 25 days*	Yes	No
Annual (CPA Audited)	FYE within 90 days	Yes	No
10K and 10Q	(as applicable)	Yes	No
A/R Agings	Monthly within 25 days*	Yes	No
A/R Audit	Upon Bank Request	Yes	No
Total amount of Borrower’s cash and investments	Amount: $______	Yes	No
Total amount of Borrower’s cash and investments maintained with Bank	Amount: $______	Yes	No

Financial Covenant	Required	Actual	Complies

Adjusted Quick Ratio**	1.25:1.00	____:1.00	Yes	No
Net Worth**	$1,000,000	$________	Yes	No

*provided however if there are less than $1,000,000 of Advances outstanding such financial statements shall be delivered on a quarterly basis and not a monthly basis.

**measured monthly if $1,000,000 or more of Advances are outstanding and quarterly if less than $1,000,000 of Advances are outstanding.

Comments Regarding Exceptions: See Attached.

Received by:

Sincerely,	AUTHORIZED SIGNER

Date:

Verified:

SIGNATURE	AUTHORIZED SIGNER

Date:

TITLE

Compliance Status No

DATE

Corporation Resolutions and Incumbency Certification Authority to Procure Loans

I certify that I am the duly elected and qualified Secretary of SCIENTIFIC LEARNING CORPORATION; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, That:

          1.          Any one (1) of the following __________________________ (insert titles only) of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:

                              (a)          Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (“Bank”), a Texas banking association, including, without limitation, that certain Loan and Security Agreement dated as of January 15, 2004, as amended from time to time including by that certain First Amendment to Loan and Security Agreement dated as of September 29, 2004, that certain Second Amendment to Loan and Security Agreement dated as of December 2, 2005 and that certain Third Amendment to Loan and Security Agreement dated as of September 5, 2006, that certain Fourth Amendment to Loan and Security Agreement dated as of June 5, 2007 and that certain Fifth Amendment to Loan and Security Agreement dated as of June __, 2008;

                              (b)          Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

                              (c)          Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

                              (d)          Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation; and

                              (e)          Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets.

          2.          Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

          3.          Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

          4.          These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

          5.          Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

          6.          The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on June __, 2008.

Secretary

The Above Statements are Correct.

SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE. A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.